UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of
The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) August 07, 2007

The Meridian Resource Corporation
(Exact name of registrant as specified in its charter)

TEXAS	1-10671	76-0319553
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1401 ENCLAVE PARKWAY SUITE 300 HOUSTON TX	77077
(Address of principal executive offices)	(Zip Code)

Registrant's telephone number, including area code:   281-597-7000

________________________________________________________________________________
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.

On August 07, 2007 the Registrant issued a press release, a copy of which is attached hereto as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01. Financial Statements and Exhibits.

    Exhibit 99.1.       Press release dated August 07, 2007

SIGNATURE

    Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

The Meridian Resource Corporation (Registrant)
August 09, 2007 (Date)	/s/ LLOYD V. DELANO Lloyd V. DeLano Senior Vice President and Chief Accounting Officer

Exhibit Index
99.1	Press release dated August 07, 2007